EARNINGS PER SHARE (Tables)	9 Months Ended
Sep. 30, 2016
EARNINGS PER SHARE [Abstract]
Basic and Diluted Earnings Per Share
Basic earnings per share (“EPS”) are computed by dividing net loss by the weighted average number of common shares outstanding for the period. Diluted EPS is computed by dividing net loss by the weighted average number of common shares. The impact of potentially dilutive common stock equivalents were excluded as their effects would be anti-dilutive.

	Nine months ended September 30,
All figures in USD	2016	2015
Numerator
Net Loss	(22,318,000)	(6,407,000)
Denominator
Basic – Weighted Average Common Shares Outstanding	21,024,011	23,343,195
Dilutive – Weighted Average Common Shares Outstanding	21,024,011	23,343,195
Loss per Common Share
Basic	(1.06)	(0.27)
Dilutive	(1.06)	(0.27)